Product Warranties	12 Months Ended
Mar. 31, 2018
Guarantees [Abstract]
Product Warranties
Product Warranties
The Company offers various warranties on its products, including a 30-year limited warranty on certain fiber cement siding products in the United States. A typical warranty program requires the Company to replace defective products within a specified time period from the date of sale. It is possible that future warranty costs could differ from those estimates.
The following are the changes in the product warranty provision:

	31 March
(Millions of US dollars)	2018	2017	2016
Balance at beginning of period	$46.6	$45.3	$35.2
Accruals for product warranties	13.1	17.0	28.0
Settlements made in cash or in kind	(6.9)	(15.7)	(17.9)
Balance at end of period	$52.8	$46.6	$45.3